Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of WPCS International Incorporated (the "Company") on Form 10-KSB for the period ended April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Heater, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Date:  July 28, 2005                                By: /s/ JOSEPH HEATER
                                                       ------------------
                                                    Joseph Heater
                                                    Chief Financial Officer